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Exhibit 10.4

AMENDMENT TO

OFFICER SERVICES AGREEMENT

        THIS AMENDMENT TO OFFICER SERVICES AGREEMENT ("Amendment") is entered into as of January 14, 2003 (the "Amendment Effective Date") between VAN NUYS STUDIOS, INC., a California corporation (the "Company") and ALIA S. Khan ("Khan"). Company and Khan shall sometimes be referred to individually as the "Party" and collectively as the "Parties."

RECITALS

        A.    WHEREAS, On July 1, 2002, Company and Khan entered into that certain Officer Services Agreement (the Agreement");

        B.    WHEREAS, Section 2.1 of the Agreement provides for Khan to receive monthly advances of $3,500;

        C.    WHEREAS, the Company and Khan desire to enter into this Amendment.

        NOW THEREFORE, in consideration of the foregoing Recitals, which are incorporated into the operative provisions of this Agreement by this reference, the Parties hereto agree as follows:

        1.    No Advances.    The Parties agree that Khan shall not be entitled to receive any of the monthly advances set forth in Section 2.1 of the Agreement.

        2.    Negotiated Amendment.    The drafting and negotiating of this Amendment has been participated in by each of the Parties and, for all purposes, this Amendment shall be deemed to have been drafted jointly by the Parties.

        3.    Representation by Independent Counsel.    Each of the Parties has had the opportunity to, and has had, this Agreement reviewed by their respective attorney. Each of the Parties affirms to the other that they have apprized themselves of all relevant information giving rise to this Amendment and has consulted and discussed with their independent advisors the provisions of this Amendment and fully understands the legal consequences of each provision. Each of the Parties affirms to the other that they have not, and do not, rely upon any representation of advice from the other or from the other Parties' counsel.

All other terms and conditions of the Agreement shall remain in full force and effect and said Agreement is hereby confirmed and ratified accordingly.

SIGNATURES ON NEXT PAGE.

IN WITNESS WHEREOF, Khan and Company have caused this Amendment to be executed as of the date first written above.

Company:	VAN NUYS, INC., a California corporation
/s/ ALIA S. KHAN
	By:	Alia S. Khan
	Its:	President

Khan:	ALIA S. KHAN
/s/ ALIA S. KHAN

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  Exhibit 10.4
AMENDMENT TO OFFICER SERVICES AGREEMENT